SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 7, 2002


                CREDIT AND ASSET REPACKAGING VEHICLE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     333-64594                  13-4182182
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


85 Broad Street, New York, New York                                   10004
(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (212) 902-1000

ITEM 5.  OTHER EVENTS.

         On March 7, 2002, Public Credit and Repackaged Securities(SM) (PCARS)(SM) Trust Series 2002-1, a New York common law trust formed under the Trust Agreement, dated as of March 7, 2002, between Credit and Asset Repackaging Vehicle Corporation, as depositor (the "Depositor"), and Wells Fargo Bank Minnesota, National Association, as trustee, issued 1,182,873 Public Credit and Repackaged Securities(SM) (PCARS)(SM) Trust KeyCorp Institutional Capital A Certificates Series 2002-1 (the "Certificates") in a public offering registered under the Securities Act of 1933, as amended (Registration Statement on Form S-3 (the "Registration Statement"), File No. 333-64594, filed by the Depositor with the Securities and Exchange Commission).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The following exhibits are filed herewith:

Exhibit
Number            Description
-----------------------------

1.1 Amended and Restated Underwriting Agreement (incorporated herein by reference to Exhibit 1.1 to Form 8-K filed by the Depositor with the Securities and Exchange Commission on December 3, 2001)

1.2               Amended and Restated Pricing Agreement dated February 28, 2002

4.1 Trust Agreement (not including the Standard Terms for Trust Agreements included therein, which are incorporated herein by reference to Exhibit 4.1 to the Registration Statement)

8.1               Opinion of Sullivan & Cromwell with respect to Tax Matters

10.1 ISDA Master Agreement and Schedule (incorporated herein by reference to Exhibit 10.1 to the Registration Statement)

10.2 Confirmation under the ISDA Master Agreement for the Par Value Swap Transaction (included in Exhibit 4.1, as Exhibit A to
                  Schedule III thereto)

10.3              Guarantee with respect to the ISDA Master Agreement

23.1              Consent of Sullivan & Cromwell (included in Exhibit 8.1)

25.1              Statement of Eligibility of Trustee

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT AND ASSET REPACKAGING
                                         VEHICLE CORPORATION


Date:  March 7, 2002                     By: /s/ Sarah Leah Whitson
                                            ------------------------------------
                                            Name:  Sarah Leah Whitson
                                            Title: Secretary and Vice President

                                 EXHIBIT INDEX

Exhibit
Number            Description
-----------------------------

1.1 Amended and Restated Underwriting Agreement (incorporated herein by reference to Exhibit 1.1 to Form 8-K filed by the Depositor with the Securities and Exchange Commission on December 3, 2001)

1.2               Amended and Restated Pricing Agreement dated February 28, 2002

4.1 Trust Agreement (not including the Standard Terms for Trust Agreements included therein, which are incorporated herein by reference to Exhibit 4.1 to the Registration Statement)

8.1               Opinion of Sullivan & Cromwell with respect to Tax Matters

10.1 ISDA Master Agreement and Schedule (incorporated herein by reference to Exhibit 10.1 to the Registration Statement)

10.2 Confirmation under the ISDA Master Agreement for the Par Value Swap Transaction (included in Exhibit 4.1, as Exhibit A to
                  Schedule III thereto)

10.3              Guarantee with respect to the ISDA Master Agreement

23.1              Consent of Sullivan & Cromwell (included in Exhibit 8.1)

25.1              Statement of Eligibility of Trustee